UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2017

GALAXY GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street

Las Vegas, Nevada 89119

(Address of principal executive offices)

(702) 939-3254

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4824-3322-4782

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2017, Mark A. Lipparelli and Galaxy Gaming, Inc. (the “Company”) entered into a Board of Directors Services Agreement (the “Agreement”). Pursuant to the Agreement, in exchange for serving as a member of the Company’s board of directors, Mr. Lipparelli will receive (i) monthly compensation of $7,500, and all customary and usual fringe benefits generally available to non-employee directors of the Company; and (ii) was granted 800,000 restricted shares of the Company’s common stock which shares vest as follows: (a) as to the first 200,000 shares, on August 31, 2017, (b) as to the next 200,000 shares, on January 2, 2018, and (c) as to the next 400,000 shares, on January 2, 2019, all pursuant to the terms of a Restricted Stock Grant Agreement between the Company and Mr. Lipparelli dated August 31, 2017.  The shares were issued to Mr. Lipparelli pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and rules and regulations promulgated thereunder.

Our reliance upon Section 4(a)(2) of the Securities Act in granting the aforementioned shares of our common stock was based in part upon the following factors: (a) the issuance of the securities was in connection with an isolated private transaction which did not involve any public offering; (b) there was a single offeree; (c) there were no subsequent or contemporaneous public offerings of the securities by us; and (d) the negotiations for the issuance of the securities took place directly between the offeree and us.

This summary disclosure does not purport to list all of the provisions of the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

ExhibitDescription

99.1Board of Directors Services Agreement dated August 31, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer

Dated:  September 7, 2017

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